Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
939322AL7
939322AH6
339030AG3
Issuer
WASHINGTON MUTUAL INC
WASHINGTON MUTUAL INC
FLEETBOSTON FINL CORP
Underwriters
BSCO, CSFB, MS, ABN, BofA, Banc One, BNY,
DBSI, KBW, Wachovia
JPM, LEH, MS, ABN, BSCO, BNY, KBW,
Wachovia, Williams Capital
BofA, GS, Fleet
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WM 4%, 1/15/2009
WM 4.375%, 1/15/2008
FBF 3.85%, 2/15/2008
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
MS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2003
11/21/2002
2/10/2003
Total dollar amount of offering sold to QIBs
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                  1,000,000,000
 $                                                     750,000,000
 $                                                     500,000,000
Total
 $                                                  1,000,000,000
 $                                                     750,000,000
 $                                                     500,000,000
Public offering price
 $                                                               99.60
 $                                                               99.52
 $                                                               99.90
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.35%
0.35%
Rating
A3/BBB+
A3/BBB+
Aaa/AAA
Current yield
0.15%
4.39%
2.38%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
New York Funds







Scudder PreservationPlus Income Fund
New York
 $                  1,500,000
 $                  1,494,060
0.15%
0.17%
1.00%
12/31/2003
Total

 $                  1,500,000
 $                  1,494,060
0.15%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
14041gbn5
542391bj5
92866xac1
Issuer
CAPITAL ONE AUTO FINANCE TRUST
LONG BEACH AUTO RECEIVABLES TR
VOLKSWAGEN AUTO LOAN ENHANCED
Underwriters
Lehman, Wachovia, Citigroup, CSFB, DBSI, JPM
RBS Greenwich, Citigroup
Banc One, Morgan Stanley, ABN, Barclays, SG
Cowen, Williams Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
COAFT 3.18%, 9/15/2010
LBART 2.178%, 2/15/2010
VALET 1.49%, 5/21/2007
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/5/2003
6/25/2003
6/18/2003
Total dollar amount of offering sold to QIBs
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                     235,000,000
 $                                                       73,800,000
 $                                                     385,000,000
Total
 $                                                     235,000,000
 $                                                       73,800,000
 $                                                     385,000,000
Public offering price
 $                                                               99.98
 $                                                             100.00
 $                                                               99.98
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.26%
0.41%
0.16%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
3.18%
2.18%
1.49%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                  1,285,000
 $                  1,284,764
0.55%
0.13%
1.67%
12/31/2003
SVS II Total Return Portfolio
Chicago
 $                  1,360,000
 $                  1,359,751
0.58%
0.13%
3.09%
12/31/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     795,000
 $                     794,854
0.34%
0.13%
2.10%
12/31/2003
New York Fund







Scudder PreservationPlus Fund
New York
 $                     420,000
 $                     419,916
0.18%
0.11%
0.70%
12/31/2003
Scudder PreservationPlus Income Fund
New York
 $                  4,200,000
 $                  4,199,160
1.79%
0.11%
0.67%
12/31/2003
Total

 $                  8,060,000
 $                  8,058,445
3.43%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
3134A4UK8
3134A4TZ7
3128X1BL0
Issuer
FREDDIE MAC
FREDDIE MAC
FREDDIE MAC
Underwriters
CITI, GS, MS, ABN, BSCO, DBSI, FTN, GCM,
JPM, LEH, ML, UBS, TOKYO-MITSUBISHI
GS, LEH, CITI, ML, MS, CSFB, CHASE, DB, UBS,
BSCO, JPM, BofA
BSCO, MS, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FHLMC 4.875%, 11/15/2013
FHLMC 4.5%, 7/15/2013
FHLMC 4.75%, 5/6/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
MS, CITI
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/16/2003
7/16/2003
4/29/2003
Total dollar amount of offering sold to QIBs
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                  4,000,000,000
 $                                                  4,000,000,000
 $                                                  1,000,000,000
Total
 $                                                  4,000,000,000
 $                                                  4,000,000,000
 $                                                  1,000,000,000
Public offering price
 $                                                               99.22
 $                                                               99.68
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.15%
0.15%
0.23%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.91%
4.51%
4.75%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
New York Funds







Scudder PreservationPlus Income Fund
New York
 $                  5,150,000
 $                  5,109,676
0.13%
1.30%
0.14%
10/29/2003
Total

 $                  5,150,000
 $                  5,109,676
0.13%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
76110WVN3
004375AL5
66987WAQ0
Issuer
RESIDENTIAL ASSET SECURITIES CORP
ACCREDITED MORTGAGE LOAN TRUST
NOVASTAR HOME EQUITY LOANS
Underwriters
CGMI, Citigroup, BofA, GMAC, RFC Secs, Banc
One, DBSI
Lehman, CSFB
Wachovia, Greenwich, Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
RASC 4.51%, 3/25/2032
ACCR 1.47%, 6/25/2033
NHEL 1.46%, 9/25/2033
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup Global Markets
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/11/2003
5/30/2003
6/12/2003
Total dollar amount of offering sold to QIBs
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                       47,200,000
 $                                                     110,037,000
 $                                                     320,000,000
Total
 $                                                       47,200,000
 $                                                     110,037,000
 $                                                     320,000,000
Public offering price
 $                                                               99.98
 $                                                             100.00
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.35%
0.23%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.51%
1.47%
1.46%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
New York Funds







Scudder PreservationPlus Income Fund
New York
 $                  2,040,000
 $                  2,039,592
4.32%
-0.17%
0.35%
12/31/2003
Total

 $                  2,040,000
 $                  2,039,592
4.32%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
25244sab7
742718bz1
03529cv3
Issuer
DIAGEO FINANCE
PROCTER & GAMBLE
ANHEUSER BUSCH
Underwriters
BofA, BNP, JP Morgan, DBSI, Morgan Stanley,
RBC, RBS
ABN, DSBI, Merrill Lynch
BofA, Citigroup, UBS, Banc One, JP Morgan,
Merrill Lynch, Morgan Stanley SunTrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DIAG 3.875%, 4/1/2011
PG 4.85%, 12/15/2015
BUD 5.05%, 10/15/2016
Is the affiliate a manager or co-manager of offering?
Co-Manager
Joint Lead
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/30/2004
11/19/2003
7/22/2003
Total dollar amount of offering sold to QIBs
 $                                                 500,000,000
 $                                                 700,000,000
 $                                                 400,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 500,000,000
 $                                                 700,000,000
 $                                                 400,000,000
Public offering price
 $                                                           99.17
 $                                                           99.94
 $                                                           99.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.40%
0.48%
0.68%
Rating
A2/A
Aa3/AA-
A1/A+
Current yield
4.29%
4.17%
4.72%
Benchmark vs Spread
65bp
70bp
90bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
New York Funds







Scudder PreservationPlus Fund
New York
100,000
 $                     99,165
0.02%
0.38%
0.31%
3/31/2004
Total

100,000
 $                     99,165
0.02%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
694308ge1
842434ce0
677415cj8
Issuer
PACIFIC GAS & ELECTRIC
SOUTHERN CALIF GAS CO
OHIO POWER COMPANY
Underwriters
Lehman, UBS, Citigroup, Banc One, CSFB, ABN,
Barclays, BNP, DBSI, BNY, Blaylock
Merrill Lynch, AG Edwards, Dresdner Kleinwort,
KBC Financial
Barclays, Morgan Stanley, ABN, Den Danske
Bank, RBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PCG 6.05%, 3/1/2034
SRE 4.375%, 1/15/2011
AEP 6.275%, 7/15/2033
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/18/2004
12/10/2003
7/8/2003
Total dollar amount of offering sold to QIBs
 $                                                                -
 $                                                                -
 $                                                 300,000,000
Total dollar amount of any concurrent public offering
 $                                               3,000,000,000
 $                                                 250,000,000
 $                                                                -
Total
 $                                               3,000,000,000
 $                                                 250,000,000
 $                                                 300,000,000
Public offering price
 $                                                           99.51
 $                                                           99.97
 $                                                           99.84
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.38%
0.65%
Rating
Baa2/BBB
A1/A+
Baa2/BBB
Current yield
6.08%
4.38%
4.73%
Benchmark vs. Spread (basis points)
140bp
100bp
54bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
1,958,000
 $                 1,948,445
0.07%
1.64%
0.30%
3/31/2004
Scudder Income Fund
Boston
6,311,000
 $                 6,280,202
0.21%
1.64%
-0.07%
3/31/2004
SVS I Balanced Portfolio
Boston
389,000
 $                   387,102
0.01%
1.64%
0.35%
3/31/2004
SVS I Bond Portfolio
Boston
1,235,000
 $                 1,228,973
0.04%
1.64%
0.00%
3/31/2004
Chicago Funds







Scudder Total Return Fund
Chicago
5,467,000
 $                 5,440,321
0.18%
1.64%
0.35%
3/31/2004
SVS II Fixed Income Portfolio
Chicago
1,891,000
 $                 1,881,772
0.06%
1.64%
-0.08%
3/31/2004
SVS II Total Return Portfolio
Chicago
1,843,000
 $                 1,834,006
0.06%
1.64%
0.32%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
1,250,000
 $                 1,243,900
0.04%
1.64%
-0.10%
3/31/2004
New York Funds







Scudder Fixed Income Fund
New York
8,000,000
 $                 7,960,960
0.27%
1.64%
0.24%
3/31/2004
Scudder Lifecycle Long Range Fund
New York
2,065,000
 $                 2,054,923
0.07%
1.64%
0.45%
3/31/2004
Scudder Lifecycle Mid Range Fund
New York
246,000
 $                   244,800
0.01%
1.64%
0.21%
3/31/2004
Scudder Lifecycle Short Range Fund
New York
90,000
 $                     89,561
0.00%
1.64%
0.20%
3/31/2004
Scudder PreservationPlus Income Fund
New York
3,780,000
 $                 3,761,554
0.13%
1.64%
0.38%
3/31/2004
Total

34,525,000
 $               34,356,518
1.15%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
931142bv4
87612fab9
15277777
Issuer
WAL-MART STORES
TARGET CORP
PROCTER & GAMBLE
Underwriters
CSFB, Goldman Sachs, Lehman, DBSI, BofA,
Banc One, Citigroup, JP Morgan, Merrill Lynch,
Morgan Stanley, Williams Capital
Merrill Lynch, BofA, Banc One, BNP, HSBC,
Salomon
Goldman Sachs, JP Morgan, Salomon, BNY
Capital, Fifth Third Securities, RBC Dominion, US
Bancorp Piper Jaffray, Williams Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WMT 4.125%, 2/15/2011
TGT 4.875%, 5/15/2018
PG 4.3%, 8/15/2008
Is the affiliate a manager or co-manager of offering?
Sr Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/10/2007
4/29/2003
7/31/2002
Total dollar amount of offering sold to QIBs
 $                                               2,000,000,000
 $                                                 200,000,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               2,000,000,000
 $                                                 200,000,000
 $                                                 500,000,000
Public offering price
 $                                                           99.58
 $                                                           99.72
 $                                                           99.94
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.40%
0.70%
0.20%
Rating
Aa2/AA
A2/A+
Aa3/AA-
Current yield
3.75%
4.70%
2.81%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
New York Funds







Scudder PreservationPlus Fund
New York
200,000
 $                   199,160
0.01%
1.97%
0.61%
3/31/2004
Total

200,000
 $                   199,160
0.01%